UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 10, 2015
Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant's telephone number, including area code:	214-441-8500
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2015, the Federal Home Loan Bank of Dallas (the "Bank") completed its director election process for both member and independent directorships with four-year terms beginning on January 1, 2016. One member director and two independent directors were elected to serve on the Bank's Board of Directors. This process took place in accordance with the rules governing the election of Federal Home Loan Bank directors as specified in the Federal Home Loan Bank Act of 1932, as amended, and the related regulations of the Federal Housing Finance Agency. A description of the Bank's director election process is contained in the Bank's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 26, 2015 (the "2014 10-K").

Robert M. Rigby was re-elected as a member director representing the state of Texas. Mr. Rigby serves as Market President of Liberty Bank in North Richland Hills, Texas. Mr. Rigby has served as a director of the Bank since 2010 and as Vice Chairman of the Bank's Board of Directors since January 1, 2015. Mr. Rigby currently serves on the Board of Directors' Executive and Governance Committee (for which he serves as Vice Chairman); Audit Committee; Risk Management Committee; Compensation and Human Resources Committee; Strategic Planning, Operations and Technology Committee; Government and External Affairs Committee; and Affordable Housing and Economic Development Committee.

Patricia P. Brister was re-elected as an independent director. Ms. Brister serves as President of St. Tammany Parish in Mandeville, Louisiana. Ms. Brister has served as an independent (formerly appointive) director of the Bank since 2008. She previously served as a director of the Bank from 2002 to 2004 and was Vice Chairman of the Bank's Board of Directors in 2004. Ms. Brister currently serves on the Board of Directors' Compensation and Human Resources Committee (for which she serves as Chairman), Government and External Affairs Committee, and Executive and Governance Committee.

Finally, John P. Salazar was re-elected as an independent director. Mr. Salazar, an attorney and director with the law firm of Rodey, Dickason, Sloan, Akin & Robb, P.A. in Albuquerque, New Mexico, has served as an independent director of the Bank since 2010. He currently serves on the Board of Directors' Government and External Affairs Committee (for which he serves as Chairman), Affordable Housing and Economic Development Committee, and Executive and Governance Committee.

At the time of filing this report, it has not been determined whether Mr. Rigby, Ms. Brister and Mr. Salazar will continue to serve on the same committees in 2016.

For a description of the Bank's director compensation, please refer to Item 11 of the Bank's 2014 10-K.

Since January 1, 2014, the Bank has not engaged in any transactions with any of the above-named persons or any members of their immediate families that require disclosure under applicable rules and regulations. There are no arrangements or understandings between any of the elected directors named above and any other persons pursuant to which that director was selected.

As a cooperative, the Bank's products and services are provided almost exclusively to its members. In the ordinary course of business, transactions between the Bank and its members are carried out on terms which either are determined by competitive bidding in the case of auctions for Bank advances and deposits or are established by the Bank, including pricing and collateralization terms, under its Member Products and Credit Policy, which treats all similarly situated members on a non-discriminatory basis. The Bank provides, in the ordinary course of its business, products and services to members whose officers or directors serve as member directors of the Bank. The Bank's products and services are provided to such members on terms that are no more favorable to them than comparable transactions with other similarly situated members of the Bank whose officers or directors do not serve as member directors of the Bank.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As described in Item 5.02, on November 10, 2015, the Bank completed its director election process for both member and independent directorships that will commence on January 1, 2016.

Member institutions may only cast votes for a nominee or abstain from voting and may not cast votes against a nominee or indicate that they are withholding votes from a nominee.

For the member directorships commencing on January 1, 2016, there were eight nominees for one member directorship representing the state of Texas. There were no open member directorships for the states of Arkansas, Louisiana, Mississippi or New Mexico. For the two independent directorships commencing on January 1, 2016, there were two nominees. To be elected as a sole nominee for an independent directorship, a candidate must receive at least 20 percent of the number of votes eligible to be cast in the election.

There were 495 member institutions in Texas that were eligible to cast a total of 2,070,130 votes for the one member directorship representing that state, of which 188 institutions cast a total of 966,104 votes. Robert M. Rigby was elected to serve as a member director representing the state of Texas. The results of the election for the state of Texas were as follows:

Nominee	Member Institution	Number of Votes Received

Robert M. Rigby	Liberty Bank	390,720
Market President	North Richland Hills, TX

Jim Minge	Texas Trust Credit Union	174,861
Chief Executive Officer	Mansfield, TX

Dean O. Bass	Spirit of Texas Bank, SSB	173,029
Chairman and Chief Executive Officer	College Station, TX

Tom E. Turner	The First Star Bank	113,472
Chairman and Chief Executive Officer	Abernathy, TX

S. David Deanda, Jr.	Lone Star National Bank	50,312
President	McAllen, TX

Sharon D. Johnson	First Bank and Trust of Childress	45,822
Executive Vice President	Childress, TX

Mark S. Reiley	Icon Bank of Texas, N.A.	12,107
Chief Executive Officer	Houston, TX

Randall Dixon	Energy Capital Credit Union	5,781
President and Chief Executive Officer	Houston, TX

There were 858 member institutions in the Bank's five-state district that were eligible to cast a total of 3,581,230 votes for each of the two independent directorships, of which 221 institutions cast a total of 1,086,109 votes for Patricia P. Brister and 225 institutions cast a total of 1,064,348 votes for John P. Salazar. Each nominee received more than 20 percent of the number of votes eligible to be cast in the election to fill the directorship for which they were nominated.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

November 17, 2015	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Senior Vice President and Chief Financial Officer

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